UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☒	Definitive Information Statement

MAINSTAY VP FUNDS TRUST

(Name of Registrant as Specified in Charter)

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☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

MAINSTAY VP FUNDS TRUST

51 Madison Avenue

New York, New York 10010

March 20, 2024

To Our Shareholders:

At a meeting held on March 4, 2024, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) considered and approved a subadvisory agreement pursuant to which Schroder Investment Management North America Inc. (“Schroders”) will replace Wellington Management Company LLP (“Wellington”) as the subadvisor to MainStay VP Wellington Mid Cap Portfolio (the “Portfolio”), effective on or about August 12, 2024.

Under the supervision of New York Life Investment Management LLC, the Portfolio’s investment manager, Schroders will be responsible for the portfolio management of the Portfolio, including making decisions about buying, selling and holding securities and other investments.

At a meeting held on March 4, 2024, the Board also considered and approved: (i) changing the Portfolio’s name and reducing its management fee; and (ii) modifying the Fund’s principal investment strategies and investment process, all effective on or about August 12, 2024. For information regarding these changes, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information dated March 7, 2024.

You are receiving this Information Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (a “Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), and some or all of your Policy value is invested in the Portfolio.

The accompanying Information Statement contains more information about Schroders, the Portfolio and the actions taken by the Board. Please review this information and call us toll-free at 1-800-598-2019 if you have any questions. Clients of investment advisers may also contact their investment adviser with any questions.

We are not asking you for a proxy or any voting instructions, and you are requested not to send us or NYLIAC a proxy or any voting instructions.

Thank you for your continued investment in the Portfolio.

Sincerely,

/s/ Kirk C. Lehneis
Kirk C. Lehneis, President MainStay VP Funds Trust

IMPORTANT INFORMATION FOR THE SHAREHOLDERS OF

MAINSTAY VP WELLINGTON MID CAP PORTFOLIO

This document is an Information Statement and is being furnished to you because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), and some or all of your Policy value is invested in MainStay VP Wellington Mid Cap Portfolio (the “Portfolio”), under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”). New York Life Investment Management LLC (“New York Life Investments”) serves as the investment manager to the Portfolio.

Under the terms of the Order, New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board of Trustees (the “Board” or “Trustees”) of MainStay VP Funds Trust (the “Trust”), is permitted to retain and materially amend subadvisory agreements with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions.

Under the Order, if New York Life Investments retains, and the Board approves, a subadvisor for a Portfolio, the Portfolio must provide shareholders with certain information about the subadvisor and the subadvisory agreement within 90 days of such retention. In this case, the Portfolio is providing you with this information because, at a meeting held on March 4, 2024, New York Life Investments recommended and the Board approved a subadvisory agreement pursuant to which Schroder Investment Management North America Inc. (“Schroders”) will replace Wellington Management Company LLP (“Wellington”) as the subadvisor to the Portfolio, effective on or about August 12, 2024.

New York Life Investments will remain the investment manager for the Portfolio and will supervise Schroders. Under the supervision of New York Life Investments, Schroders will be responsible for the portfolio management of the Portfolio, including making the decisions about buying, selling and holding securities and other investments.

The Notice of Internet Availability for this Information Statement is being mailed on or about July 3, 2024 to shareholders of record of the Portfolio as of February 20, 2024 (the “Record Date”). The Portfolio will bear the expenses incurred in connection with preparing and distributing this Information Statement, which are estimated to be between $73,000 and $85,000. The Portfolio will also bear the direct costs associated with the transition which are estimated to be between $90,000 and $100,000.

Information regarding shareholders who owned beneficially or of record more than 5% of each class of shares of the Portfolio as of the Record Date is set forth in Appendix A. To the knowledge of New York Life Investments, the officers of the Trust and the Trustees as a group owned less than 1% of the outstanding shares of each class of the Portfolio as of the Record Date.

NO PROXY OR VOTING INSTRUCTION IS REQUIRED

WE ARE NOT ASKING YOU FOR A PROXY OR ANY VOTING INSTRUCTIONS, AND YOU ARE

REQUESTED NOT TO SEND US OR NYLIAC A PROXY OR ANY VOTING INSTRUCTIONS.

BOARD CONSIDERATIONS FOR THE APPOINTMENT OF

SCHRODERS AS SUBADVISOR

TO

MAINSTAY VP WELLINGTON MID CAP PORTFOLIO

Board Consideration and Approval of Subadvisory Agreement with Schroder Investment Management North America Inc.

The Subadvisory Agreement (“New Subadvisory Agreement”) between New York Life Investment Management LLC (“New York Life Investments”) and Schroder Investment Management North America Inc. (“Schroders”) with respect to the MainStay VP Wellington Mid Cap Portfolio (“Portfolio”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its March 4, 2024 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.

At a meeting held on March 4, 2024, the Board considered and approved New York Life Investments’ recommendations to appoint Schroders as the subadvisor to the Portfolio, to approve the New Subadvisory Agreement, to approve the related changes to the Portfolio’s principal investment strategies, name and investment process, to approve the reduction of the Portfolio’s contractual management fee and to approve a reduction in the Portfolio expense limitation agreement with respect to each of the Portfolio’s share classes (the “Repositioning”), all effective on or about August 12, 2024. The Board noted that the material terms of the New Subadvisory Agreement are substantially similar to the terms of the then-current subadvisory agreement with Wellington Management Company LLP (“WMC”) with respect to the Portfolio, but that the proposed subadvisory fee under the New Subadvisory Agreement with Schroders is lower than the subadvisory fee paid to WMC at every level of assets under the then-current subadvisory agreement.

In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Schroders in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on March 4, 2024, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to another investment advisory client of Schroders that follows investment strategies similar to those proposed for the Portfolio, as repositioned, and the rationale for any differences in the Portfolio’s proposed subadvisory fee and the fees charged to such other investment advisory client. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Schroders in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Schroders personnel. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.

In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decisions, the factors that figured prominently in the Board’s consideration of the Repositioning and the New Subadvisory Agreement are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Schroders; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of another investment advisory client managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Schroders from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which any economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to Schroders and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by Institutional Shareholder Services, Inc. (“ISS”).

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Portfolio, such as a presentation from Schroders personnel, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Schroders. The Board took note of New York Life Investments’ belief that Schroders, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders having had the opportunity to consider other investment options, have invested in the Portfolio.

The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below.

Nature, Extent and Quality of Services to be Provided by Schroders

In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the range, and the nature, extent and quality, of the investment advisory services that Schroders proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Schroders:

•	experience in providing investment advisory services;

•

experience in serving as advisor to other investment advisory clients with similar strategies as those of the Portfolio, as repositioned, and the performance track record of such other investment advisory clients;

•	experience of investment advisory, senior management and administrative personnel;

•

overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Schroders;

•

New York Life Investments’ and Schroders’ belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs;

•	ability to recruit and retain qualified investment professionals and willingness to invest in personnel;

•	portfolio construction and risk management processes;

•

experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these considerations, among others, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Schroders.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.

The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance over various periods and other alternatives to the Repositioning and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Schroders’ investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.

The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Schroders currently manages other investment advisory clients with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of one such investment advisory client. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Schroders.

Based on these considerations, among others, the Board concluded that the selection of Schroders as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits and Other Benefits to be Realized, by Schroders

The Board considered the anticipated costs of the services to be provided by Schroders under the New Subadvisory Agreement and the profits expected to be realized by Schroders due to its relationship with the Portfolio. The Board considered that Schroders’ subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio, and would be lower than the subadvisory fee paid to WMC under the then-current subadvisory agreement at every level of assets.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by Schroders and profits expected to be realized by Schroders, the Board considered, among other factors, Schroders’ investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of Schroders and acknowledged that Schroders must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for Schroders to be able to provide high-quality services to the Portfolio. The Board considered that New York Life Investments proposed to reduce the contractual management fee for the Portfolio in connection with the Repositioning.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Schroders and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Schroders from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Schroders in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Schroders that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Schroders. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.

The Board considered that any profits realized by Schroders due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and Schroders, acknowledging that any such profits would be based on fees paid to Schroders by New York Life Investments, not the Portfolio.

Subadvisory Fee and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to Schroders would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by ISS on fees and expenses of peer funds, and the Board considered information provided by Schroders on fees charged to another investment advisory client that follows investment strategies similar to those of the Portfolio, as repositioned. The Board considered the contractual management fee schedule for the Portfolio as compared to those for such other investment advisory client, taking into account the rationale for differences in fee schedules and noted that New York Life Investments proposed to reduce the Portfolio’s contractual management fee. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Portfolio and whether the Portfolio’s proposed expense structure would permit any economies of scale to be appropriately shared with the Portfolio’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services to be provided to the Portfolio.

Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

INFORMATION ABOUT SCHRODERS

Schroders

Schroders has been an investment manager since 1962, and also serves as investment adviser to mutual funds, private funds and segregated accounts. Schroders is an indirect wholly-owned subsidiary of Schroders plc. Schroders plc is a global asset management company with approximately $956.9 billion under management as of December 31, 2023. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. Schroders’ address is 7 Bryant Park, New York, New York 10018.

The Portfolio paid no brokerage commissions to any broker affiliated with Schroders for the Portfolio’s fiscal year ended December 31, 2023.

No officer of the Trust or Trustee is an officer, employee, director, general partner or shareholder of Schroders or otherwise has any material direct or indirect interest in Schroders or any person controlling, controlled by or under common control with Schroders. In addition, since January 1, 2024, the beginning of the Portfolio’s most recently completed fiscal year, no Trustee has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Schroders, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

The following chart lists the principal executive officers and directors of Schroders and their principal occupations. The business address of each officer is: 7 Bryant Park, New York, New York 10018.

Name	Position with Schroders and Principal Occupation
Philip Middleton	Chief Executive Officer, Chair and Director

Ryan Chelf	General Counsel, Americas

Tiffani Anne Potesta	Director

Philip Gallo	Chief Compliance Officer

Shanaik Patnaik	Deputy Chief Compliance Officer

Lisa Marie Hornby	Director

James Priestman	Director

Day-to-day management of the Portfolio will be the responsibility of the following portfolio managers:

Portfolio Manager	Biographical Information
Robert Kaynor, CFA	Robert Kaynor, CFA, Portfolio Manager and Head of US Small and Mid Cap Equities of Schroders, has been involved with research and portfolio management at Schroders since 2013. Mr. Kaynor covers a variety of industries in the consumer, producer durables, and materials sectors. Mr. Kaynor joined Schroders as a Senior Equity Analyst for the U.S. Small and Mid Cap team in 2013 in which he covered the consumer sector. Prior to joining Schroders, Mr. Kaynor was the Chief Investment Officer at Ballast Capital Management from 2010 to 2012, and prior to this, Mr. Kaynor was a Managing Director/Portfolio Manager for Ramius Capital Group.

Joanna Wald	Joanna Wald, Portfolio Manager and Head of Research, US Small and Mid Cap Equities of Schroders, has been involved with research and portfolio management at Schroders since 2013. Ms. Wald joined Schroders as an Equity Analyst in 2013. Prior to joining Schroders, Ms. Wald was an Equity Analyst at Ballast Capital Management from 2010 to 2013, and prior to this, Ms. Wald was an Equity Analyst for Ramius Capital Group.

Schroders provides investment advisory or subadvisory services, as applicable, to the registered investment companies listed below, which have investment strategies and objectives similar to those of the Portfolio. While the investment strategies and objectives of the funds listed below may be similar to those of the Portfolio, the nature of services provided by Schroders may be different. As a subadvisor, Schroders may perform a more limited set of services and assume fewer responsibilities for the Portfolio than it does for certain funds listed below. The name of each such fund, together with information concerning the fund’s assets, and the advisory or subadvisory fees paid (as a percentage of average net assets) to Schroders for its management services, are set forth below.

Investment Companies or Accounts Advised or Subadvised by Schroders with Similar Investment Objectives	Assets under Management as of December 31, 2023	Advisory/Subadvisory Fee
Hartford Schroders US MidCap Opportunities Fund	$937 million	0.35% with breakpoints

Principal Investment Strategies, Investment Process and Benchmark of the Portfolio

At a meeting held on March 4, 2024, the Board also considered and approved, among other matters, changing the Portfolio’s principal investment strategies and risks, name, and investment process, all effective on or about August 12, 2024. For information regarding these changes, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information dated March 7, 2024.

Terms of the New Subadvisory Agreement

The following is a summary of the New Subadvisory Agreement. A form of the New Subadvisory Agreement is attached hereto as Appendix B. The New Subadvisory Agreement will become effective on or about August 12, 2024, and will continue for an initial two-year term, unless sooner terminated as provided in the New Subadvisory Agreement. Thereafter, the New Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is approved at least annually by a vote of a majority of the Trustees, or by a vote of “a majority of the outstanding voting securities” of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by a vote cast at a meeting called for such purpose.

The New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of a Portfolio’s management agreement with New York Life Investments and may be terminated by New York Life Investments or Schroders at any time without payment of any penalty on sixty (60) days’ prior written notice to the other party. The New Subadvisory Agreement may also be terminated by the Trust at any time on sixty (60) days’ prior written notice to Schroders and New York Life Investments without payment of any penalty by action of the Board or by a vote of a “majority of the outstanding voting securities” of a Portfolio (as defined in the 1940 Act).

The New Subadvisory Agreement provides that Schroders will not be liable to New York Life Investments, the Portfolio or any shareholder of the Portfolio for any act or omission connected with or arising out of its services under the New Subadvisory Agreement, or for any damages, expenses or losses in connection with any subadvisory services rendered under the New Subadvisory Agreement, except by reason of Schroders’ willful misfeasance, bad faith or gross negligence in the performance of its duties under the New Subadvisory Agreement, or by reason of reckless disregard of its obligations and duties under the New Subadvisory Agreement.

Management and Subadvisory Fees

The current management fee for the Portfolio as a percentage of its average daily net assets is as follows: 0.85% on assets up to $1 billion; 0.80% on assets from $1 billion to $2 billion and 0.775% on assets over $2 billion.

Effective August 12, 2024, the management fee for the Portfolio as a percentage of its average daily net assets will be as follows: 0.82% on assets up to $1 billion; 0.77% on assets from $1 billion to $2 billion and 0.745% on assets over $2 billion.

Under the current subadvisory agreement between New York Life Investments and Wellington with respect to the Portfolio, New York Life Investments (not the Portfolio) pays Wellington a subadvisory fee, computed daily and payable monthly, at an annual rate as follows: 0.38% on assets up to $1 billion; 0.355% on assets from $1 billion to $2 billion and 0.3425% on assets over $2 billion.

Under the New Subadvisory Agreement, New York Life Investments (not the Portfolio) will pay Schroders a subadvisory fee, computed daily and payable monthly, at an annual rate as follows: 0.355% on assets up to $500 million; 0.335% on assets from $500 million to $1 billion and 0.315% on assets over $1 billion.

For the fiscal year ended December 31, 2023, the aggregate subadvisory fee that New York Life Investments paid to Wellington under the terms of the current subadvisory agreement was $2,600,172. For the fiscal year ended December 31, 2023, no fees were paid by New York Life Investments to Schroders.

However, if Schroders had served as subadvisor to the Portfolio during the fiscal year ended December 31, 2023, the aggregate subadvisory fee that New York Life Investments would have paid to Schroders under the terms of the New Subadvisory Agreement, assuming all other factors to be equal, would have been approximately $2,432,554, which is approximately $167,618 lower than the aggregate subadvisory fee paid by New York Life Investments to Wellington for the same period.

GENERAL INFORMATION

The Trust will furnish, without charge, to any Policy owner, upon request, a printed version of the Portfolio’s most recent annual report and semi-annual report. Such requests may be directed to the Trust by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, by calling toll-free 1-800-598-2019 or by sending an e-mail to MainStayShareholderServices@nylim.com.

New York Life Investment Management LLC (“New York Life Investments”) serves as the investment manager and administrator to the Portfolio. The principal executive offices of New York Life Investments and the Portfolio are located at 51 Madison Avenue, New York, New York 10010.

The Portfolio’s distributor is NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302. The Portfolio’s custodian is JPMorgan, 383 Madison Avenue, New York, New York 10179.

MainStay VP Funds Trust

MainStay VP Wellington Mid Cap Portfolio

51 Madison Avenue

New York, New York 10010

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet relating to MainStay VP Wellington Mid Cap Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust (the “Trust”) under the terms of an exemptive order issued by the Securities and Exchange Commission (the “Order”). We encourage you to access and review all of the important information contained in the Information Statement.

New York Life Investment Management LLC (“New York Life Investments”) serves as the investment manager to the Portfolio. Under the terms of the Order, New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board of Trustees (the “Board” or “Trustees”) of the Trust, is permitted to retain and materially amend subadvisory agreements with unaffiliated subadvisors without shareholder approval. In this case, the Portfolio is providing you with this information because, at a meeting held on March 4, 2024, New York Life Investments recommended and the Board approved a subadvisory agreement (the “New Subadvisory Agreement”) pursuant to which Schroder Investment Management North America Inc. (“Schroders”) will replace Wellington as the subadvisor to the Portfolio, effective on or about August 12, 2024. The Information Statement is for informational purposes only and you need not take any action.

New York Life Investments will remain the Portfolio’s investment manager and will supervise Schroders. Under the supervision of New York Life Investments, Schroders will be responsible for the portfolio management of the Portfolio, including making the decisions about buying, selling and holding securities and other investments. Additional information about New York Life Investments, Schroders, the New Subadvisory Agreement, and the Board’s approval of the New Subadvisory Agreement is contained in the Information Statement.

This Notice of Internet Availability of the Information Statement is being mailed on or about July 3, 2024. The full Information Statement will be available for printing on the Portfolio’s website at newyorklifeinvestments.com/assets/documents/vp/mainstay-vp-wellington-mid-cap-portfolio-information-statement.pdf until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, by calling toll-free 1-800-598-2019 or by sending an email to MainStayShareholderServices@nylim.com. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one. The Portfolio’s most recent annual and semiannual reports are also available upon request, without charge, via the above contact information. If you have any questions about this notice, please contact the Portfolio at the appropriate phone number provided above or your financial intermediary (if applicable).

Please Note: The Portfolio may furnish only one copy of this Notice of Internet Availability of Information Statement to a household, even if more than one shareholder resides in the household, unless the Portfolio has received contrary instructions from one or more of the shareholders residing in the household. If you are a shareholder and would like additional copies of this Notice of Internet Availability of Information Statement, please contact the distributor by writing NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, by calling toll-free 1-800-598-2019 or by sending an email to MainStayShareholderServices@nylim.com. If in the future you do not want the mailing of your Notice of Internet Availability of Information Statement to be combined with other members of your household, or if the Portfolio has furnished multiple copies of this notice to your household and you would like the Portfolio to furnish only one statement to your household in the future, please inform the Portfolio’s distributor in writing or via telephone at the address, telephone number or email address listed above.

APPENDIX A

SHARE OWNERSHIP OF SHAREHOLDERS OF

MAINSTAY VP WELLINGTON MID CAP PORTFOLIO

As of the Record Date, the following persons owned of record or beneficially 5% or more of a class of shares of the Portfolio. Shareholders holding greater than 25% or more of a Portfolio are considered “controlling persons” of the Portfolio under the 1940 Act. Unless otherwise indicated, the address for each shareholder is 51 Madison Avenue, New York, New York 10010.

Title of Class	Name and Address of Owner	Percent of Class
Initial Class	NYLIAC MFA Separate Account I	12.6%
	NYLIAC MFA Separate Account II	6.1%
	NYLIAC VLI Separate Account	12.1%
	NYLIAC Variable Annuity Sep Acct II	8.1%
	NYLIAC Variable Annuity Sep Acct III	16.8%
	NYLIAC Variable Universal Life Sep Acct I	33.8%
Service Class	NYLIAC Variable Annuity Sep Acct III	28.5%
	NYLIAC Variable Annuity Sep Acct IV	71.5%
	NYLIAC CSVUL Separate Account I	11.1%
	NYLIAC Variable Annuity Sep Acct III	11.0%
	NYLIAC Variable Universal Life Sep AcctI I	36.3%
	MainStay VP Moderate Allocation port	5.8%
	MainStay VP Growth Allocation port	15.3%
	MainStay VP Equity Allocation port	13.7%
	NYLIAC Variable Annuity Sep Acct III	31.6%
	NYLIAC Variable Annuity Sep Acct IV	68.4%

APPENDIX B

FORM OF SUBADVISORY AGREEMENT

FORM OF MAINSTAY VP FUNDS TRUST

SUBADVISORY AGREEMENT

This Subadvisory Agreement, is effective as of the [________] (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Schroder Investment Management North America Inc., a corporation organized under the laws of the State of Delaware (the “Subadvisor”).

WHEREAS, MainStay VP Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager has entered into an Amended and Restated Management Agreement, as amended, with the Trust, on behalf of its separate series (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1. Appointment. The Manager hereby appoints the Subadvisor to act as the investment subadvisor to the series designated on Schedule A of this Agreement (the “Series”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. For the avoidance of doubt, the Subadvisor will be under no duty to supervise, direct the investment of, or otherwise monitor any assets of a Series other than the Allocated Assets.

In the event the Trust designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2. Portfolio Management Duties. Subject to the oversight of the Trust’s Board of Trustees (“Board”) and the supervision of the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor does not guarantee the performance, returns, increase in or retention of value or profitability of the Series’ Allocated Assets. The Subadvisor further agrees as follows:

(a) The Subadvisor (i) understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and (ii) represents and warrants to the Manager that it will manage the Allocated Assets of the Series in compliance with Section 851(b)(2) and (3) of Subchapter M and Section 817(h) of Subchapter L of the Internal Revenue Code.

(b) The Subadvisor will conform its activities with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board (the “Compliance Procedures”) of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust.

(d) In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(e) The Subadvisor will, upon reasonable request, assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other investments constituting Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor. Notwithstanding the foregoing and for the avoidance of doubt, the Subadvisor shall not be the valuation designee (as defined in Rule 2a-5 under the 1940 Act) with respect to any Allocated Assets or Series.

(f) The Subadvisor will, upon reasonable request, make available to the Trust and the Manager all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Manager acknowledges and agrees that the Subadvisor and its affiliates do not hold money and/or custody assets on behalf of the Trust and/or the Series, and the Subadvisor shall have no responsibility or liability with respect to custody arrangements or the acts, omissions or other conduct of the custodian.

(g) The Subadvisor will, upon reasonable request, furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h) The Subadvisor will, upon reasonable request, provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Allocated Assets and the issuers and securities represented in the Allocated Assets, and will furnish the Board with respect to the Allocated Assets such periodic and special reports as the Trustees and the Manager may reasonably request.

(i) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. Notwithstanding anything to the contrary in this Agreement, the Manager acknowledges and consents to the appointment by the Subadvisor of the Subadvisor’s affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd.”), to provide services in accordance with this Agreement and to SIMNA Ltd. having access to necessary information to the same extent as the Subadvisor. The Subadvisor agrees to retain responsibility for the actions of any affiliated entity to whom it has delegated any or all of its responsibilities, duties, obligations or discretionary authority under this Agreement.

(j) The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed, or any employee thereof has not, to the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(k) The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

3. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager; provided, however, that the Manager shall use its best efforts to promptly obtain such payment from the Trust. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4. Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account all relevant factors, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Series, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to (i) the Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5. Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act.

6. Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:

(a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

(b) the fees and expenses of the Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Subadvisor; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trust’s Trustees; (iv) interest expenses, dividend expenses and acquired fund fee expenses; and (v) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c) the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Trust;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;

(f) all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Trust may be a member;

(h) the cost of share certificates representing the Series’ shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and

(l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7. Compliance.

(a) The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program. The Subadvisor further understands that the adequacy of the Subadvisor’s Compliance Program and the effectiveness of the Subadvisor’s Compliance Program’s implementation is subject to annual review by the Trust and the Trust’s Chief Compliance Officer.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or, to the Subadvisor’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or upon having a reasonable basis for believing that the Allocated Assets of a Series have ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager promptly of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, and that is required to be stated therein or necessary to make the statements contained therein not misleading or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or, to the Manager’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will within a reasonable time period deliver to the Subadvisor any and all future amendments and supplements thereto. In the event that any amendment or supplement to such documents are not delivered to the Subadvisor within a reasonable time period, the Manager acknowledges and agrees that neither the Subadvisor nor any of its affiliates shall be liable to the Manager, the Trust or any of their respective affiliates for any action arising directly from the Manager’s failure to deliver such amendment or supplement to the Subadvisor within a reasonable time period.

(a) Declaration of Trust of the Trust, as amended from time to time (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b) By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of the Board authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e) Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto;

(f) Prospectus and Statement of Additional Information of the Series;

(g) the Compliance Procedures, including the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1; and

(h) the Manager’s Proxy Voting Policy.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s reasonable request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Representations Respecting Subadvisor. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in writing in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not acknowledged within five (5) business days that it will comment on such literature or other promotional material, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material and shall not be liable for the contents contained in any such sales literature or other promotional material.

12. Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders, unless otherwise required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations. The Manager and the Trust agree to comply with the restrictions set forth in this section to the extent any confidential information is received by them from the Subadvisor.

13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law, or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement or the Management Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law, or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Allocated Assets of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; or (ii) is based upon any untrue statement or alleged untrue statement of a material fact attributable to Subadvisor contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified

Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

For the avoidance of doubt, neither party shall be liable to or required to indemnify the other party for any indirect, special, incidental or consequential damages or other losses.

16. Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and unless otherwise agreed, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. The Subadvisor shall be deemed to be an independent contractor and neither the Subadvisor nor its affiliates or their employees shall be deemed affiliates, legal representatives, joint venturers or partners of the Trust, and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way.

17. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect with respect to a Series for an initial period of two (2) years from the date such Series was added to Schedule A of this Agreement and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast at a meeting called for the purpose of voting on such approval and held in a manner required by the 1940 Act, applicable SEC exemptive relief, or SEC or SEC staff guidance. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager or the Trust. For the avoidance of doubt, the termination of this Agreement for one Series shall not affect the validity of this Agreement with respect to any other Series. In the event of termination for any reason with respect to a Series, all records of such Series will within a reasonable time period be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or, with respect to a Series, in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason with respect to that Series. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of that Series; and (ii) the Board, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast at a meeting called for the purpose of voting on such approval, or by any other means or in any other manner permitted by applicable law, exemptive order, or guidance from the SEC or its staff, if such approval is required by applicable law.

19. Use of Name.

(a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name Schroder Investment Management North America Inc. or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) only in offering materials or sales materials with respect to the Series with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to Trust and/or the Series. Upon termination of this Agreement, the Manager and Trust shall forthwith cease to use such name (or derivative or logo).

20. Proxies; Class Actions.

(a) The Subadvisor has provided the Manager a copy of the Subadvisor’s proxy voting policies and procedures. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies, if forwarded to the Subadvisor on a timely basis, solicited by or with respect to the issuers of securities held by the Allocated Assets of the Series in accordance with the Subadvisor’s proxy voting policies and procedures and applicable fiduciary obligations. The Manager agrees that the Subadvisor will not be responsible or liable for failing to vote any proxies where it has not received the proxies or related shareholder communications on a timely basis. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

(b) The Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any legal action, class action claim or bankruptcy, including filing proof of claim forms, relating to any assets held in the Allocated Assets or the Series. The Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to the Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or the Series.

21. Notice. Any notice or other communication required to be given pursuant to this Agreement shall specifically refer to this Agreement if it is not self-evident that the notice is related to this Agreement and be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management LLC, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: General Counsel; or (2) to the Subadvisor at Schroder Investment Management North America Inc., 7 Bryant Park, New York, New York 10018, Attention: Legal Department.

22. CFTC Disclaimer. Pursuant to an Exemption from the Commodity Futures Trading Commission in connection with accounts of qualified eligible persons, this brochure or account document is not required to be, and has not been, filed with the Commodity Futures Trading Commission. The Commodity Futures Trading Commission does not pass upon the merits of participating in a trading program or upon the adequacy or accuracy of commodity trading advisor disclosure. Consequently, the Commodity Futures Trading Commission has not reviewed or approved this trading program or this brochure or account document.

23. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party;

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*   *   *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:		By:
Name:	Thomas C. Humbert, Jr.	Name:	Kirk C. Lehneis
Title:	Director and Associate	Title:	Senior Managing Director
General Counsel

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

Attest:	By:
Name:	Name:
Title:	Title:

SCHEDULE A

(As of [___])

As compensation for services provided by the Subadvisor with respect to the following Series, the Manager will pay the Subadvisor and the Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to the Allocated Assets of such Series equal to the following:

Portfolio	Annual Rate
MainStay VP Schroders’ Mid Cap Opportunities Portfolio	0.355% on assets up to $500 million;
0.335% on assets from $500 million to $1 billion; and
0.315% on assets over $1 billion

The portion of the fee based upon the average daily net assets of the Series shall be accrued daily at the rate of l/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series. Payment will be made to the Subadvisor on a monthly basis.